UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2024 (May 13, 2024)

DRAFTKINGS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

001-41379
(Commission
File Number)

87-2764212
(IRS Employer
Identification No.)

222 Berkeley Street, 5th Floor
Boston, MA 02116
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (617) 986-6744

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2024, DraftKings Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

1.To elect ten directors to the Company’s board of directors;
2.To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To conduct a non-binding advisory vote on executive compensation; and
4.To consider a shareholder proposal regarding disclosure of certain political contributions.

The following are the final voting results for each of the matters voted upon at the Annual Meeting:

Election of directors:	For	Withheld	Broker Non-Votes
Jason D. Robins	4,140,502,639	74,061,742	89,548,214
Harry Evans Sloan	4,190,455,150	24,109,231	89,548,214
Matthew Kalish	4,210,804,598	3,759,783	89,548,214
Paul Liberman	4,210,854,993	3,709,388	89,548,214
Woodrow H. Levin	4,125,112,269	89,452,112	89,548,214
Jocelyn Moore	4,210,361,152	4,203,229	89,548,214
Ryan R. Moore	4,205,367,210	9,197,171	89,548,214
Valerie Mosley	4,146,675,323	67,889,058	89,548,214
Steven J. Murray	4,206,125,183	8,439,198	89,548,214
Marni M. Walden	4,076,095,631	138,468,750	89,548,214

Ratification of the appointment of BDO USA, P.C.:	For	Against	Abstain	Broker Non-Votes
	4,299,922,723	3,521,310	668,562	0

Non-binding advisory vote on executive compensation:	For	Against	Abstain	Broker Non-Votes
	4,058,692,888	155,288,592	582,901	89,548,214

Shareholder proposal regarding disclosure of certain political contributions:	For	Against	Abstain	Broker Non-Votes
	157,872,231	4,053,033,840	3,658,310	89,548,214

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024

DRAFTKINGS INC.

By:	/s/ R. Stanton Dodge
Name:	R. Stanton Dodge
Title:	Chief Legal Officer and Secretary